UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2013

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Line of Credit.  On November 15, 2013, Hibbett Sports, Inc. (Company) executed an amendment to its existing unsecured revolving credit facility between the Company and its subsidiaries and Bank of America, N.A.  The amount of the revolving credit facility remained unchanged at $50,000,000 and is effective November 15, 2013 through November 18, 2014 with an interest rate at prime plus 2%.  The credit agreement amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 6 to Loan Documents

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer

November 15, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 6 to Loan Documents